                                                                  Exhibit 10.1.1
                                                                  --------------

                       AMENDMENT NO.1 AND LIMITED WAIVER
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

          This AMENDMENT NO. 1 AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 26, 2003 (this "Amendment and Waiver"), is entered into by and among TWI HOLDINGS, INC., a Delaware corporation ("Ultimate Holdco"), TEMPUR WORLD, INC., a Delaware corporation ("Intermediate Holdco"), TEMPUR WORLD HOLDINGS, INC., a Delaware corporation ("Holdco"), TEMPUR WORLD HOLDINGS, S.L., a company organized under the laws of Spain ("Spanish Holdco"), TEMPUR-PEDIC, INC., a Kentucky corporation ("TPI"), TEMPUR PRODUCTION USA, INC., a Virginia corporation ("TPUSA"), TEMPUR WORLD HOLDING COMPANY ApS, a company organized under the laws of Denmark ("TWHC"), DAN-FOAM ApS, a company organized under the laws of Denmark ("DF") (TPI and TPUSA are sometimes collectively referred to herein as "US Borrowers" and individually as a "US Borrower"; TWHC and DF are sometimes collectively referred to herein as "European Borrowers" and individually as a "European Borrower"; and TPI, TPUSA, TWHC and DF are sometimes collectively referred to as "Borrowers" and individually as a "Borrower"); the other persons designated as "Credit Parties" on the signature pages thereto; the Requisite Lenders set forth on the signature pages attached hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity "GE Capital"), as Administrative Agent, US L/C Issuer and as a Lender; LEHMAN COMMERCIAL PAPER INC. (in its individual capacity, "LCPI"), as Syndication Agent and as a Lender, NORDEA BANK DANMARK A/S (in its individual capacity "Nordea"), as European Security Agent and as a Lender; GE EUROPEAN LEVERAGED FINANCE LIMITED, a company incorporated under the laws of England and Wales (in its individual capacity "GE ELF") as European Loan Agent for the European Lenders; and HSBC BANK PLC, a company incorporated under the laws of England and Wales (in its individual capacity "HSBC") as European Funding Agent. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement.

                                    RECITALS
                                    --------

          WHEREAS, Ultimate Holdco, Intermediate Holdco, Holdco, Spanish Holdco, Borrowers, the Credit Parties, Administrative Agent, LCPI, Nordea, GE ELF, HSBC and the Lenders have entered into that certain Second Amended and Restated Credit Agreement, dated as of August 15, 2003 (the "Credit Agreement"); and

          WHEREAS, Borrowers, the other Credit Parties, Administrative Agent, and the Requisite Lenders set forth on the signature pages attached hereto desire to waive certain restrictions and amend certain provisions of the Credit Agreement as herein set forth.

          NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Credit Parties and the Requisite Lenders hereby agree as follows:

SECTION 1.  LIMITED WAIVERS AND CONSENTS.
            ----------------------------

          (a) Subject to the satisfaction of the applicable conditions to effectiveness set forth in Section 3 herein, the Administrative Agent and Requisite Lenders hereby grant all consents and waivers required under the Loan Documents to permit the following actions and transactions and waive any Default or Event of Default that otherwise would occur as a result of such actions and transactions:

               (i) the redemption by the US Borrowers (the "Redemption") of up to $52,500,000 in aggregate principal amount of the Subordinated Notes at a redemption price (expressed as a percentage of principal amount) equal to 110.25% of the principal amount thereof, plus accrued and unpaid interest to the redemption date (subject to any right of holders of the Subordinated Notes to receive interest due on any relevant interest payment date pursuant to such Subordinated Notes) (as required pursuant to the Subordinated Note Indenture)), after the receipt by Ultimate Holdco of the net cash proceeds (the "IPO Proceeds"), of an initial public offering of common stock of Ultimate Holdco (the "IPO"), pursuant to and in association with the registration of securities by Ultimate Holdco on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC"); provided that the Redemption shall be consummated solely using all or a portion of the IPO Proceeds; and

               (ii) the contribution by Ultimate Holdco to the common equity capital of Intermediate Holdco, the contribution by Intermediate Holdco to the common equity capital of Holdco, and the contribution by Holdco to the common equity capital of the US Borrowers, of the IPO Proceeds; and

               (iii) the modification of the organizational documents of Ultimate Holdco (a) to reflect its name change from "TWI Holdings, Inc." to "Tempur Pedic International Inc.", and (b) as appropriate for a public company; and

               (iv) the merger of DF into TWHC to occur on or around December 31, 2003, with TWHC as the surviving entity (the "Merger") and, after consummation of the Merger, the modification of the organizational documents of TWHC to reflect its name change from "Tempur World Holding Company ApS" to "Dan-Foam ApS"; and

               (v) any Defaults and/or Events of Default that have occurred or are continuing under the Credit Agreement as a result of the failure to comply with Section 3.21 of the Credit Agreement as a result of Ultimate Holdco's receipt and continued possession of proceeds from the exercise since the Closing Date, by officers, directors and employees of the Credit Parties, of stock options pursuant to the Stock Option Plan or any other stock option or bonus plan.

          (b) The limited waivers and consents set forth in this Section 1 are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (x) except as expressly provided in these limited waivers and consents, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document or (y) prejudice any right or rights that Administrative Agent or

Lenders may have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

SECTION 2.  AMENDMENTS.
            ----------

          (a) The definition of "Change of Control" set forth in Annex A to the Credit Agreement is hereby amended and restated in its entirety by inserting the following:

          "Change of Control" means any event, transaction or occurrence as a result of which (a) any person or group (within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act")), other than Permitted Holders or their Affiliates, becomes the "beneficial owner" (within the meaning of Rule 13d-3 promulgated by the SEC under the Securities Exchange Act; provided that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 35% of the issued and outstanding Stock of Ultimate Holdco having the right to vote, measured by voting power rather than number of shares, (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Ultimate Holdco (together with any new directors whose election by the board of directors of Ultimate Holdco or whose nomination for election by the holders of Stock of Ultimate Holdco was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office, (c) except as permitted by Section 3.25, Ultimate Holdco ceases to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of Intermediate Holdco, (d) except as permitted by
Section 3.25, Intermediate Holdco ceases to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of Holdco, (e) Holdco ceases to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of TPI, TPUSA and Spanish Holdco, (f) Spanish Holdco ceases to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of TWHC,
(g) except as permitted by the terms of this Agreement, any Borrower ceases to own and control all of the economic and voting rights owned as of the Closing Date associated with all of the outstanding capital Stock of any of its Subsidiaries (other than (i) DF, (ii) a de minimus amount of the Stock of certain Subsidiaries of TWHC (other than DF) held by certain managers or directors in accordance with applicable law and set forth on Schedule 5.4(b), and (iii) as permitted by Section 3.7(f), (h) except as permitted by the terms of this Agreement, TWHC and Tempur World Holding Sweden AB cease to own and control all of the economic and voting rights owned on the Closing Date associated with all of the outstanding Stock of DF, (i) except as permitted by the terms of this Agreement, Intermediate Holdco and TWHC cease to own and control all of the economic and voting rights owned on the Closing Date associated with all of the outstanding Stock of Tempur France Sarl and Tempur Italia Srl, (j) any Disposition Event (other than a Qualified Public Offering (as such terms are defined in the Ultimate Holdco Charter)) shall occur, or (k) any "Change of Control" as such term is defined in the Subordinated Notes Indenture.

          (b) The following amendments shall be made with respect to the rights and Obligations of DF under and pursuant to the Credit Agreement and the other Loan Documents:

               (i) Section 1.1(a)(ii) is hereby amended by deleting each reference to "DF" appearing in the third and sixth paragraphs therein and replacing each such reference with "TWHC"; and

               (ii) Section 1.5 is hereby amended by deleting each reference to "DF" appearing therein and replacing each such reference with "TWHC"; and

               (iii) Section 3.1(f) is hereby amended by deleting the language appearing immediately preceding the proviso therein in its entirety and inserting the following: "Indebtedness consisting of intercompany loans and advances made by the European Borrower to any other European Credit Party which is a Subsidiary to the European Borrower"; and

               (iv) Section 3.1(p) is hereby amended by deleting the first parenthetical "(other than DF)" appearing therein; and

               (v) Section 3.1(r) is hereby amended by deleting each reference to "DF" appearing therein and replacing each such reference with "TWHC"; and

               (vi) Section 3.3(n) is hereby amended by deleting clause (ii) of such subsection (immediately before the proviso) appearing therein in its entirety and inserting the following: "(ii) TWHC may make capital contributions to each of its respective Subsidiaries;" and is further amended by deleting the phrase ", DF" from the proviso appearing therein; and

               (vii) Section 3.3(p) is hereby amended and restated in its entirety by inserting the following: "Spanish Holdco shall promptly make capital contributions to TWHC of any interest paid by TWHC to Spanish Holdco on any intercompany loans and advances permitted under Section 3.1(r)."; and

               (viii) Section 3.5(b)(ii) is hereby amended by deleting the phrase "DF may pay dividends to TWHC and TWHS" appearing therein and by inserting the following: "[intentionally deleted]"; and

               (ix) Section 3.5(c)(ii) is hereby amended by deleting the phrase "DF may pay dividends to TWHC and TWHS" appearing therein and by inserting the following: "[intentionally deleted]"; and

               (x) Section 3.5(h) is hereby amended and restated in its entirety by inserting the following: "TWHS may make distributions to TWHC, and TWHC may in turn promptly make distributions to Spanish Holdco, in each case, for the purpose of enabling Spanish Holdco to promptly make the intercompany loans and advances referred to in Section 3.1(r)."; and

               (xi) Section 3.6(e) is hereby amended by deleting the parenthetical appearing therein in its entirety and by inserting the following:
"(not to exceed a reduction by 1,500,000 DKK par value shares in the aggregate)"; and

               (xii) Section 3.19 is hereby amended by deleting each reference to "DF" appearing therein and replacing each such reference with "TWHC"; and

               (xiii) Section 5.13(a) is hereby amended by deleting each reference to "DF" appearing therein and replacing each such reference with "TWHC"; and

               (xiv) each reference in the Credit Agreement to "European Borrowers", "any European Borrower", "either European Borrower" or "applicable European Borrower" is hereby amended, as the context requires, to mean and be a reference to "European Borrower" or "the European Borrower"; and

               (xv) TWHC shall be successor in interest to all rights and obligations of DF under the Credit Agreement and the other Loan Documents; and

               (xvi) all intercompany loans and dividends permitted to be made to or by DF may be made to or by TWHC, as its successor, and all capital contributions and transactions permitted to be made or engaged in by DF may be made or engaged in by TWHC, as its successor.

          (c) Section 3.1 of the Credit Agreement is hereby amended by deleting "." from the end of subsection (r) therein and replacing it with "; and" and is further amended by inserting the following in alphabetical order:

          "(s) Indebtedness consisting of intercompany loans and advances made by any of Ultimate Holdco, Intermediate Holdco and/or Holdco to a US Borrower; provided that: (i) Ultimate Holdco, Intermediate Holdco and/or Holdco, as the case may be, shall record all intercompany transactions on its books and records in a manner reasonably satisfactory to Administrative Agent; (ii) the obligations of each of Ultimate Holdco, Intermediate Holdco and/or Holdco with respect to such intercompany loans and advances shall be subordinated to the Obligations pursuant to Section 9.23; and (iii) at the time any such intercompany loan or advance is made, Ultimate Holdco, Intermediate Holdco and/or Holdco, as the case may be, shall be Solvent."

          (d) Section 3.3 of the Credit Agreement is hereby amended by deleting "." from the end of subsection (q) therein and replacing it with "; and" and is further amended by inserting the following in alphabetical order:

          "(r) Ultimate Holdco, Intermediate Holdco and/or Holdco may make capital contributions to their wholly-owned Domestic Subsidiaries."

          (e) Section 3.21 of the Credit Agreement is hereby amended by deleting "and" from the end of subsection (v) therein and replacing it with "," and is further amended by inserting the following in numerical order:

          "and (vii) Ultimate Holdco's receipt of proceeds from the exercise, by officers, directors, employees and advisors of the Credit Parties, of stock options pursuant to the Stock Option Plan or any other stock option or bonus plan".

SECTION 3.  CONDITION TO EFFECTIVENESS.
            --------------------------

          This Amendment and Waiver will be effective only upon satisfaction of the following conditions precedent:

          (a) Execution and delivery of this Amendment and Waiver by the Credit Parties, the Administrative Agent and the Requisite Lenders signatory hereto.

          (b) In addition to the conditions set forth in (a) above, each of the amendments set forth in Section 2(a) above shall become effective only upon the first issuance of common stock pursuant to the IPO.

          (c) In addition to the conditions set forth in (a) above, each of the amendments set forth in Section 2(b) above shall become effective only upon consummation of the Merger.

SECTION 4.  COVENANTS.
            ---------

          Borrowers hereby covenant and agree to:

          (a) Deliver to Agent within five (5) Business Days of consummation of the Merger, all merger documents, including any Plan and Agreement of Merger and the Certificate of Merger, as applicable entered into in connection with the Merger.

          (b) Execute or file and hereby authorize the filing of (i) any financing statements or amendments to financing statements or other agreements against Ultimate Holdco in connection with the IPO, as Agent may request in order to perfect Agent's security interest in the Collateral, and (ii) any charges or other agreements against TWHC, as successor to DF, in connection with the Merger, as European Security Agent may request in order to perfect European Security Agent's security interest in the Collateral.

SECTION 5.  REPRESENTATIONS AND WARRANTIES.
            ------------------------------

          In order to induce the Administrative Agent and the Requisite Lenders to enter into this Amendment and Waiver, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment and Waiver, that:

          (a) Each representation and warranty contained in the Credit Agreement and in each Loan Document, after giving effect to this Amendment and Waiver, is true and correct in all material respects as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which case, such representation and warranty is true and correct in all material respects as of such earlier date.

          (b) The execution, delivery and performance by the Borrowers of this Amendment and Waiver has been duly authorized by all necessary corporate action required on its part and this Amendment and Waiver is the legal, valid and binding obligation of the Borrowers enforceable against each of the Borrowers in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally.

          (c) Neither the execution, delivery and performance of this Amendment and Waiver by each Credit Party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate
(i) any provision of such Credit Party's certificate or articles of incorporation and bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof.

          (d) After giving effect to this Amendment and Waiver, no Event of Default has occurred and is continuing.

SECTION 6.  REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.
            -------------------------------------------------

          (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The amendments and limited waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or
(iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment and Waiver shall be construed in connection with and as part of the Credit Agreement.

SECTION 7.  COSTS AND EXPENSES.
            ------------------

          As provided in Section 1.3(e) of the Credit Agreement, Borrowers agree to reimburse Agent for all fees, costs and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment and Waiver and reasonable documentation charges assessed by each Authorized Agent in connection with this Amendment and Waiver.

SECTION 8.  GOVERNING LAW.
            -------------

          BORROWERS AND CREDIT PARTIES HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK

COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO ADMINISTRATIVE AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT AND WAIVER SHALL BE LITIGATED IN SUCH COURTS. BORROWERS AND CREDIT PARTIES EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWERS AND CREDIT PARTIES HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWERS AND CREDIT PARTIES BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO APPROPRIATE BORROWER REPRESENTATIVE, AT THE ADDRESS SET FORTH IN THIS AMENDMENT AND WAIVER AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AMENDMENT AND WAIVER OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWERS, CREDIT PARTIES OR ANY OF THEIR AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWERS OR SUCH CREDIT PARTIES FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWERS AND CREDIT PARTIES AGREE THAT ANY AGENT'S OR ANY LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS- EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWERS AND CREDIT PARTIES IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY ANY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER THEIR CONTROL AND RELATING TO THE DISPUTE. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY (SOVEREIGN OR OTHERWISE) FROM ANY LEGAL ACTION, SUIT OR PROCEEDING FROM JURISDICTION OF ANY COURT OR FROM SET-OFF OR ANY LEGAL PROCESS (WHETHER SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OR EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE) WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT AND WAIVER.

SECTION 9.  HEADINGS.
            --------

          Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

SECTION 10. COUNTERPARTS.
            ------------

          This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

SECTION 11. CONFIDENTIALITY.
            ---------------
          The matters set forth herein are subject to Section 9.13 of the Credit Agreement, which is incorporated herein by reference.

                            [signature pages follow]

          IN WITNESS WHEREOF, this Limited Waiver and Consent has been duly executed as of the date first written above.

          Borrowers:

                                        TEMPUR-PEDIC, INC.


                                        By: /s/ Dale E. Williams
                                           -------------------------------------
                                        Name:  Dale E. Williams
                                        Title: Chief Financial Officer

                                        TEMPUR PRODUCTION USA, INC.


                                        By: /s/ Dale E. Williams
                                           -------------------------------------
                                        Name:  Dale E. Williams
                                        Title: Chief Financial Officer

                                        TEMPUR WORLD HOLDING COMPANY ApS


                                        By: /s/ Dale E. Williams
                                           -------------------------------------
                                        Name:  Dale E. Williams
                                        Title: Director

                                        DAN-FOAM ApS


                                        By: /s/ Dale E. Williams
                                           -------------------------------------
                                        Name:  Dale E. Williams
                                        Title: Director

          Administrative Agent:

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Administrative Agent and as a Lender


                                        By: /s/ Pamela Eskra
                                           -------------------------------------
                                        Its Duly Authorized Signatory

          Requisite Lenders:

                              NORDEA BANK DANMARK A/S


                              By: /s/ Hans Christiansen  /s/ Helge F. Rasmussen
                                 -----------------------------------------------
                              Name:  Hans Christiansen       Helge F. Rasmussen
                              Title: Head of Corporate       Vice President

                              GE EUROPEAN LEVERAGED FINANCE LIMITED


                              By: /s/ J. R. Inglis
                                 -----------------------------------------------
                              Name:   J. R. Inglis
                              Title:  Director

                              GE LEVERAGED LOANS LIMITED


                              By: /s/ J. R. Inglis
                                 -----------------------------------------------
                              Name:  J. R. Inglis
                              Title: Director

                              COPERNICUS EURO CDO-I B.V.


                              By:
                                 -----------------------------------------------
                              Name:
                              Title:

                              COPERNICUS EURO CDO-II B.V.


                              By:
                                 -----------------------------------------------
                              Name:
                              Title:

                              FIFTH THIRD BANK, KENTUCKY, INC.


                              By: /s/ William D. Craycraft
                                 -----------------------------------------------
                              Name:  William D. Craycraft
                              Title: Vice President

                                    INVESCO EUROPEAN CDO I S.A.


                                    By: Invesco Senior Secured Management, Inc.
                                        as Collateral Manager


                                    By: /s/ Thomas H. B. Ewald
                                       -------------------------------------
                                    Name:   Thomas H. B. Ewald
                                    Title:  Authorized Signatory

                                    LEHMAN COMMERCIAL PAPER, INC.


                                    By: /s/ Francis Chang
                                       -------------------------------------
                                    Name:   Francis Chang
                                    Title:  Vice President

                                    HSBC BANK PLC


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    ANTARES CAPITAL CORPORATION


                                    By: /s/ Timothy G. Lyne
                                       -------------------------------------
                                    Name:   Timothy G. Lyne
                                    Title:  Director

                                    NEW ALLIANCE GLOBAL CDO


                                    By: Alliance Capital
                                        Management L.P.
                                        as Sub-advisor


                                    By: Alliance Capital
                                        Management Corporation,
                                        as General Partner


                                    By: /s/ Teresa McCarthy
                                       -------------------------------------
                                    Name:   Teresa McCarthy
                                    Title:  Vice President

                                    PINEHURST TRADING, INC.


                                    By: /s/ Ann E. Morris
                                       -------------------------------------
                                    Name:   Ann E. Morris
                                    Title:  Assistant Vice President

                                        LANDMARK III CDO LIMITED

                                        By: Aladdin Capital Management

                                        By: /s/ Thomas Eggenschwiler
                                           -------------------------------------
                                        Name:  Thomas Eggenschwiler
                                        Title: Director - Research

                                        LASALLE BANK NATIONAL ASSOCIATION, AS
                                        CUSTODIAN

                                        By: /s/ Lora Peloquin
                                           -------------------------------------
                                        Name:  Lora Peloquin
                                        Title: First Vice President

                                        ARES V CLO LTD.

                                        By: ARES CLO MANAGEMENT V, L.P.
                                            Investment Manager

                                        By: ARES CLO GP V, LLC
                                            Its Managing Member

                                        By: /s/ Seth J. Brufsky
                                           -------------------------------------
                                        Name:  Seth J. Brufsky
                                        Title: Vice President

                                        ARES VII CLO LTD.

                                        By: ARES CLO MANAGEMENT VII, L.P.
                                            Investment Manager

                                        By: ARES CLO GP VII, LLC
                                            Its General Partner

                                        By: /s/ Seth J. Brufsky
                                           -------------------------------------
                                        Name:  Seth J. Brufsky
                                        Title: Vice President

                                        VENTURE CDO 2002, LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        VENTURE II CDO 2002, LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        MAGNETITE V CLO, LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        BLACKROCK LIMITED DURATION INCOME TRUST


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        UNION SQUARE CDO LTD.

                                        By: Blackstone Debt Advisors L.P.
                                            Its Collateral Manager

                                        By: /s/ Dean T. Criares
                                           -------------------------------------
                                        Name:   Dean T. Criares
                                        Title:  Managing Director

                                        LONG LANE MASTER TRUST II


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CSAM FUNDING III


                                        By: /s/ David H. Lerner
                                           -------------------------------------
                                        Name:   David H. Lerner
                                        Title:  Authorized Signatory

                                        DENALI CAPITAL CLO I, LTD.

                                        Denali Capital LLC, managing
                                        member of DC Funding Partners,
                                        portfolio manager for DENALI
                                        CAPITAL CLO I, LTD., or an
                                        affiliate


                                        By: /s/ John P. Thacker
                                           -------------------------------------
                                        Name:   John P. Thacker
                                        Title:  Chief Credit Officer

                                        DENALI CAPITAL CLO II, LTD.

                                        Denali Capital LLC, managing
                                        member of DC Funding Partners,
                                        portfolio manager for DENALI
                                        CAPITAL CLO II, LTD., or an
                                        affiliate


                                        By: /s/ John P. Thacker
                                           -------------------------------------
                                        Name:   John P. Thacker
                                        Title:  Credit Chief Officer

                                        DENALI CAPITAL CLO III, LTD.

                                        Denali Capital LLC, managing
                                        member of DC Funding Partners,
                                        portfolio manager for DENALI
                                        CAPITAL CLO III, LTD., or an
                                        affiliate

                                        By: /s/ John P. Thacker
                                           -------------------------------------
                                        Name:  John P. Thacker
                                        Title: Credit Chief Officer

                                        SIMSBURY CLO, LIMITED

                                        By: David L. Babson & Company Inc.
                                        under delegated authority from
                                        Massachusetts Mutual Life Insurance
                                        Company as Collateral Manager

                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        MAPLEWOOD (CAYMAN) LIMITED

                                        By: David L. Babson & Company Inc.
                                        under delegated authority from
                                        Massachusetts Mutual Life Insurance
                                        Company as Investment Manager

                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                        By:  David L. Babson & Company Inc.
                                             as Collateral Manager


                                        By: /s/  David P. Wells
                                           -------------------------------------
                                        Name:    David P. Wells, CFA
                                        Title:   Managing Director

                                        ELC (CAYMAN) LTD. 1999-III

                                        By:  David L. Babson & Company Inc.
                                             as Collateral Manager


                                        By:  /s/ David P. Wells
                                           -------------------------------------
                                        Name:    David P. Wells, CFA
                                        Title:   Managing Director

                                        ELC (CAYMAN) LTD. 2000-I

                                        By: David L. Babson & Company
                                            Inc. as Collateral Manager

                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name:  David P. Wells, CFA
                                        Title: Managing Director

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY

                                        By: David L. Babson & Company Inc.
                                            as Investment Adviser


                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name:  David P. Wells, CFA
                                        Title: Managing Director

                                        BILL & MELINDA GATES FOUNDATION

                                        By: David L. Babson & Company Inc.
                                            as Investment Adviser

                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name:  David P. Wells, CFA
                                        Title: Managing Director

                                        SUFFIELD CLO, LIMITED

                                        By: David L. Babson & Company Inc.
                                            as Collateral Manager

                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name:  David P. Wells, CFA
                                        Title: Managing Director

                                        TRYON CLO LTD. 2000-I

                                        By: David L. Babson & Company Inc.
                                            as Collateral Manager

                                        By: /s/ David P. Wells
                                           -------------------------------------
                                        Name:  David P. Wells, CFA
                                        Title: Managing Director

                                        GRAYSON & CO

                                        By: Boston Management and Research
                                            as Investment Advisor

                                        By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                        Name:  Payson F. Swaffield
                                        Title: Vice President

                                        EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND

                                        BY: Eaton Vance Management
                                            as Investment Advisor

                                        By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


                                        COSTANTINUS EATON VANCE CDO V, LTD.

                                        BY: Eaton Vance Management
                                            as Investment Advisor

                                        By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


                                        EATON VANCE CDO VI, LTD.

                                        BY: Eaton Vance Management
                                            as Investment Advisor

                                        By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


                                        TOLLI & CO.

                                        BY: Eaton Vance Management
                                            as Investment Advisor

                                        By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


                                        EATON VANCE LIMITED DURATION INCOME
                                        FUND

                                        BY: Eaton Vance Management
                                            as Investment Advisor

                                        By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President


                                        EATON VANCE SENIOR INCOME TRUST

                                        BY: Eaton Vance Management
                                            as Investment Advisor

                                        By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President

                                        SENIOR DEBT PORTFOLIO

                                        BY: Boston Management And Research
                                            as Investment Advisor

                                        By: /s/ Payson F. Swaffield
                                           -------------------------------------
                                        Name:   Payson F. Swaffield
                                        Title:  Vice President

                                        FIDELITY ADVISOR SERIES II: FIDELITY
                                        ADVISORY FLOATING RATE HIGH
                                        INCOME FUND (161)


                                        By: /s/ John H. Costello
                                           -------------------------------------
                                        Name:   John H. Costello
                                        Title:  Assistant Treasurer

                                        FRANKLIN CLO IV, LTD.


                                        By: /s/ Tyler Chan
                                           -------------------------------------
                                        Name:   Tyler Chan
                                        Title:  Vice President

                                        FRANKLIN FLOATING RATE MASTER SERIES


                                        By: /s/ Tyler Chan
                                           -------------------------------------
                                        Name:   Tyler Chan
                                        Title:  Asst. Vice President

                                        FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                        By: /s/ Tyler Chan
                                           -------------------------------------
                                        Name:   Tyler Chan
                                        Title:  Asst. Vice President


                                        GOLDENTREE LOAN OPPORTUNITIES I, LIMITED

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        GOLDENTREE LOAN OPPORTUNITIES II,
                                        LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        1888 FUND, Ltd.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        GULF STREAM - COMPASS CLO 2003-I, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        PACIFICA CDO II, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        NEMEAN CLO, LTD.

                                        BY: ING Capital Advisors LLC
                                            as Investment Manager

                                        By: /s/ Cheryl A. Wasilewski
                                           -------------------------------------
                                        Name:   Cheryl A. Wasilewski
                                        Title:  Director

                                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                        BY: ING Capital Advisors LLC
                                            as Collateral Manager

                                        By: /s/ Cheryl A. Wasilewski
                                           -------------------------------------
                                        Name:   Cheryl A. Wasilewski
                                        Title:  Director

                                        ARCHIMEDES FUNDING III, LTD.

                                        BY: ING Capital Advisors LLC
                                            as Collateral Manager

                                        By: /s/ Cheryl A. Wasilewski
                                           -------------------------------------
                                        Name:   Cheryl A. Wasilewski
                                        Title:  Director

                                        ING-ORYX CLO, LTD.

                                        BY: ING Capital Advisors LLC
                                            as Collateral Manager

                                        By: /s/ Cheryl A. Wasilewski
                                           -------------------------------------
                                        Name:   Cheryl A. Wasilewski
                                        Title:  Director

                                        SEQUILS-ING I (HBDGM), Ltd.

                                        BY: ING Capital Advisors LLC
                                            as Collateral Manager

                                        By: /s/ Cheryl A. Wasilewski
                                           -------------------------------------
                                        Name:   Cheryl A. Wasilewski
                                        Title:  Director

                                        ENDURANCE CLO I, LTD.

                                        BY: ING Capital Advisors LLC
                                            as Portfolio Manager

                                        By: /s/ Cheryl A. Wasilewski
                                           -------------------------------------
                                        Name:   Cheryl A. Wasilewski
                                        Title:  Director

                                        BALANCED HIGH YIELD FUND II, LTD.

                                        BY: ING Capital Advisors LLC
                                            as Asset Manager

                                        By: /s/ Cheryl A. Wasilewski
                                           -------------------------------------
                                        Name:   Cheryl A. Wasilewski
                                        Title:  Director

                                        AERIES II FINANCE LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        AMARA I FINANCE, LTD.

                                        BY: INVESCO Senior Secured
                                            Management, Inc.
                                            As Financial Manager

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        AMARA 2 FINANCE, LTD.

                                        BY: INVESCO Senior Secured
                                            Management, Inc.
                                            As Financial Manager

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        AVALON CAPITAL LTD.

                                        BY: INVESCO Senior Secured
                                            Management, Inc.
                                            As Portfolio Advisor

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        AVALON CAPITAL LTD. 2

                                        BY: INVESCO Senior Secured
                                            Management, Inc.
                                            As Portfolio Advisor

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIO-I, LTD.

                                        BY: INVESCO Senior Secured
                                            Management, Inc.
                                            As Sub-Advisor

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        CHARTER VIEW PORTFOLIO

                                        BY: INVESCO Senior Secured
                                            Management, Inc.
                                            As Investment Advisor

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        DIVERSIFIED CREDIT PORTFOLIO LTD.

                                        BY: INVESCO Senior Secured
                                            Management, Inc.

                                            As Investment Advisor

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        AIM FLOATING RATE FUND

                                        BY: INVESCO Senior Secured
                                            Management, Inc.
                                            As Sub-Advisor

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        SEQUILS-LIBERTY, LTD.

                                        BY: INVESCO Senior Secured
                                            Management, Inc.
                                            As Collateral Manager

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        SAGAMORE CLO LTD.

                                        BY: INVESCO Senior Secured
                                            Management, Inc.
                                            As Collateral Manager

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        SARATOGA CLO I, LIMITED

                                        BY: INVESCO Senior Secured
                                            Management, Inc.
                                            As Asset Manager

                                        By: /s/ Thomas H.B. Ewald
                                           -------------------------------------
                                        Name:   Thomas H.B. Ewald
                                        Title:  Authorized Signatory

                                        LONGHORN CDO (CAYMAN) LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        LONGHORN CDO II, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        LONGHORN CDO III, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        MORGAN STANLEY PRIME INCOME TRUST


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        NOMURA BOND AND LOAN FUND

                                        BY: UFJ TRUST BANK LIMITED
                                            As Trustee

                                        BY: NOMURA CORPORATE RESEARCH AND
                                            ASSET MANAGEMENT INC.
                                            Attorney In Fact


                                        By: /s/ Richard W. Stewart
                                           -------------------------------------
                                        Name:   Richard W. Stewart
                                        Title:  Managing Director

                                        CLYDESDALE CLO 2001-1, LTD.

                                        NOMURA CORPORATE RESEARCH AND ASSET
                                        MANAGEMENT INC.
                                        as Collateral Manager


                                        By: /s/ Richard W. Stewart
                                           -------------------------------------
                                        Name:   Richard W. Stewart
                                        Title:  Managing Director

                                        CLYDESDALE CLO 2003 LTD.


                                        By: /s/ Richard W. Stewart
                                           -------------------------------------
                                        Name:   Richard W. Stewart
                                        Title:  Managing Director

                                        NOMURA CORPORATE RESEARCH AND ASSET
                                        MANAGEMENT INC.
                                        as Agent

                                        PPM SPYGLASS FUNDING TRUST


                                        By: /s/ Ann E. Morris
                                           -------------------------------------
                                        Name:   Ann E. Morris
                                        Title:  Authorized Agent

                                        PPM SHADOW CREEK FUNDING LLC


                                        By: /s/ Ann E. Morris
                                           -------------------------------------
                                        Name:   Ann E. Morris
                                        Title:  Asst. Vice President

                                        STANFIELD CARRERA CLO, LTD.

                                        BY: Stanfield Capital Partners LLC
                                            as its Asset Manager


                                        By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                        Name:   Christopher E. Jansen
                                        Title:  Managing Partner

                                        STANFIELD QUATTRO CLO, LTD.

                                        BY: Stanfield Capital Partners LLC
                                            as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                        Name:   Christopher E. Jansen
                                        Title:  Managing Partner

                                        STANFIELD ARBITRAGE CDO, LTD.

                                        BY: Stanfield Capital Partners LLC
                                            as its Collateral Manager


                                        By: /s/ Christopher E. Jansen
                                           -------------------------------------
                                        Name:   Christopher E. Jansen
                                        Title:  Managing Partner

                                        THE TRAVELERS INSURANCE COMPANY


                                        By: /s/ Allen Cantrell
                                           -------------------------------------
                                        Name:   Allen Cantrell
                                        Title:  Investment Officer

                                        CITIGROUP INVESTMENT CORPORATE LOAN
                                        FUND, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        COLUMBUS LOAN FUNDING LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CITIGROUP INSURANCE & INVESTMENT TRUST

                                        BY TRAVELLERS ASSET MANAGEMENT
                                        INTERNATIONAL COMPANY, LLC


                                        By: /s/ Allen Cantrell
                                           -------------------------------------
                                        Name:   Allen Cantrell
                                        Title:  Investment Officer